UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012

LUXEYARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168066	30-0473898
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

8884 Venice Boulevard Los Angeles, CA	90034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 488-3574

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Luxeyard Inc. (the “Company”) entered in a Securities Purchase Agreement (the "Purchase Agreement") dated May 24, 2012 among the Company and the investors named therein (each, an “Investor” and collectively the “Investors”). The Purchase Agreement provides for the sale by the Company to the Investors (the “Offering”) of units consisting of an aggregate of up to (i) 10,000,000 shares of its 8% Convertible Preferred Stock common stock (the “Shares”), (ii) Series C warrants to purchase up to 10,000,000 shares of its common stock which have a five-year term and an initial per share exercise price of $0.50, subject to adjustment (the “Series C Warrants”), (iii) Series D warrants to purchase shares of common stock which have a 90 day term and an initial per share exercise price of $0.35, subject to adjustment (the “Series D Warrants”), and (iv) Series E warrants which have a five-year term and an initial per share exercise price of $0.50, subject to adjustment (the “Series E Warrants”). The price per unit was $0.35 for an aggregate purchase price of up to $3,500,000 (the “Purchase Price”). The transactions contemplated by the Purchase Agreement are expected to close promptly, subject to customary closing conditions. Maxim Group LLC (the “Placement Agent”) was the placement agent for the Offering.

Securities Purchase Agreement

The Purchase Agreement contains the provisions set forth below.

Variable Securities. For 60 days after the initial registration is declared effective (the “Effective Date”) by the Securities and Exchange Commission (the “SEC”) under the terms of the registration rights agreement (the “Registration Rights Agreement”) to be entered into in connection with the Offering, the Company may not, without the consent of the holders of at least a majority of the aggregate number of Registrable Securities (as defined in the Registration Rights Agreement) (the “Requisite Holders”), in any manner, issue or sell any rights, warrants or options to subscribe for or purchase common stock or directly or indirectly convertible into or exchangeable or exercisable for common stock at a price which varies or may vary with the market price of the common stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable conversion price of the Shares with respect to the Common Stock into which any Share is convertible.

Additional Issuances of Securities. For 60 days following the Effective Date (the “Trigger Date”), the Company may not file any registration statement with the SEC other than the Registration Statement. From the date of the Purchase Agreement until the Trigger Date, without the consent of the Requisite Holders, the Company may not offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of common stock or common stock equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”). Notwithstanding the foregoing, at any time following the thirtieth (30th) day after the closing date, the Company is allowed, subject to complying with the Purchase Agreement, to complete a Subsequent Placement(s) of up to an aggregate of $5.0 million; provided, that, without the consent of the Requisite Holders, the Company is not entitled to file a registration statement covering the securities sold in such placement(s) until at least ninety (90) days following the Trigger Date.

No Reverse Stock Splits. For a two year period ending on the second anniversary of the closing date, the Company is prohibited, without the prior written consent of the Requisite Holders, from consummating or announcing a reverse stock split with respect to its common stock.

Warrants

The Series C Warrants have a five-year term and are exercisable for an aggregate of up to 10,000,000 shares of the Company’s common stock at an initial per share exercise price of $0.50, subject to adjustment as set forth below. The Series D Warrants have a 90 day term and are exercisable for an aggregate of up to 5,000,000 shares of the Company’s common stock at an initial per share exercise price of $0.35, subject to adjustment as set forth below. The Series E Warrants have a five-year term and are exercisable for an aggregate of up to 5,000,000 shares of the Company’s common stock at an initial per share exercise price of $0.50, subject to adjustment as set forth below.

The exercise prices of the Series C Warrants, Series B Warrants and Series E Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes. In addition, subject to certain exceptions, if at any time after the closing date, the Company issues or sells any shares of its common stock (including options and convertible securities) at a price per share less than the exercise price of the applicable Warrant (each, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the exercise price of the applicable Warrants then in effect shall be reduced to an amount equal to the price per share of such Dilutive Issuance. The warrants can be exercised on a cashless basis if certain conditions are met.

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Purchase Rights. In addition to any adjustments pursuant to the warrant, if at any time the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of common stock, then the holder will be entitled to acquire the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the warrant immediately before the date on which a record is taken for the grant, issuance or sale of such purchase rights.

Fundamental Transactions. The Company may not enter into or be party to a Fundamental Transaction (as defined in the warrant) unless (i) the successor entity assumes in writing all of the obligations of the Company under the warrant in form and substance reasonably satisfactory to the holders of a majority of the Company warrants outstanding on such date (the “Required Holders”) and approved by the Required Holders prior to such Fundamental Transaction, and (ii) the successor entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an approved exchange.

Registration Rights Agreement

In connection with the Offering, the Company will enter into a Registration Rights Agreement with the Investors granting the Investors registration rights with respect to the Shares, and the shares of common stock underlying the Shares, the Series C Warrants, Series D Warrants, Series E Warrants, and shares of common stock issuable as issued as payment for any dividends due owing on the Shares. The Company will file a registration statement (“Registration Statement”) with the SEC to register the Registrable Securities within 15 days after the execution of the Purchase Agreement and have it declared effective within 75 days after the such date or 105 days in the event of a full review of the Registration Statement by the SEC (“Required Effective Date”).

If the Registration Statement is not declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages to each Investor in the amount equal to 1% of such Purchaser’s subscription amount subscribed for by such Investor for each 30-day period for which the Company is not compliance, subject to a cap of six percent (6%) of such Purchaser’s purchase amount.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

The Placement Agent is entitled upon the closing of the Offering to securities purchase warrants (the “Placement Agent Warrant”), covering a number of securities equal to eight percent (8%) of the total number of securities being sold in the Offering.

Item 3.03 Material Modification to rights of Security Holders.

Certificate of Designation- 8% Convertible Perpetual Preferred Stock

On May 25, 2012, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation (the “Certificate”) establishing the voting powers, designations, preferences, limitations, restrictions and relative rights of the Shares to be sold in the Offering.

Dividends. Each holder of Shares is entitled to receive dividends at the rate of eight percent per year of the original issue price. The preferred stock dividends are cumulative, whether or not earned or declared, and are to be paid quarterly. The Company may elect pay dividends in cash or shares (if certain notice and certain equity conditions are satisfied).

Liquidation Rights. Upon the voluntary or involuntary liquidation, winding-up or dissolution of the Company, the holders of the Shares may exercise their rights to convert all or a portion of their Shares into common stock. Each holder of Shares that does not exercise its rights to convert shall be entitled to receive out of the assets of the Company, for each Share, cash in an amount equal to (i) the original issue price plus (ii) all accrued but unpaid dividends on the shares, before any payment or distribution shall be made on the Junior Stock (as defined in the Certificate), but after payment of all outstanding indebtedness and all amounts due on liquidation, dissolution or winding-up in respect of all preferred stock of the Company which by its terms is senior to the Shares, if any. If the assets of the Company available for distribution to the holders of the Shares upon any liquidation, dissolution or winding-up of the Company are insufficient to pay the full preferential amount to which the holders are entitled, then the holders of the Shares shall share in such distribution of assets pro rata in accordance with the amount that would be payable on such distribution if the amounts to which the holders of Shares were entitled were paid in full. A Fundamental Transaction (as defined in the Certificate) shall be treated as a liquidation for purposed of the liquidation preference contained in the Certificate. Prior to the consummation of such Fundamental Transaction, the holders of Shares may exercise their rights to convert all or a portion of their Shares into Common Stock.

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Voting Rights. With respect to any matter on which the holders of common stock shall be entitled to vote, the holders of Shares shall vote together with the holders of common stock, and not as a separate class, and each share shall have a number of votes equal to the number of shares of common stock then issuable upon conversion.

Optional Conversion by Holder. The holder of any Shares has the right at such holder's option to convert the Shares into such number of shares of fully paid and nonassessable shares of common stock as is determined by dividing the original issue price by the conversion price, multiplied by the number of Shares being converted.

Adjustments to Conversion Price. The conversion price of the Shares are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, reorganizations, mergers or other corporate changes. In addition, subject to certain exceptions, if at any time after the Closing Date, the Company issues or sells any shares of its common stock (including options and convertible securities) at a price per share less than the applicable conversion price of the Shares then in effect issue price (each, a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the conversion price of the Shares then in effect shall be reduced to an amount equal to the price per share of such Dilutive Issuance.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in fiscal Year.

The information contained in Item 3.03 above is incorporated herein by reference in response to this Item 5.03.

The foregoing descriptions of the Offering, the Purchase Agreement, Series C Warrants, Series D Warrants, Series E Warrants, Registration Rights Agreement, Placement Agent Warrant and Certificate are qualified in their entirety by reference to the provisions of the Purchase Agreement, Form of Series C Warrant, Form of Series D Warrant, Form of Series E Warrant, Registration Rights Agreement, Placement Agent Warrant and Certificate filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10. 6 and 3.1 to this Current Report on Form 8-K (this “Report”), respectively, which are incorporated by reference herein.

The Shares and warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act. The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D and upon such further representations from each investor that (i) such investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) such investor agrees not to sell or otherwise transfer the purchased securities or shares underlying such securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) such investor has knowledge and experience in financial and business matters such that such investor is capable of evaluating the merits and risks of an investment in us, (iv) such investor had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the Offering and to obtain any additional information which the Company possessed or was able to acquire without unreasonable effort and expense, and (v) such investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

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•	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
•	may apply standards of materiality that differ from those of a reasonable investor; and
•	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

Exhibit Number	Description
3.1	Certificate of Designation - 8% Convertible Perpetual Preferred Stock
10.1	Securities Purchase Agreement dated May 24, 2012
10.2	Form of Series C Warrant dated May XX, 2012
10.3	Form of Series D Warrant dated May XX, 2012
10.4	Form of Series E Warrant dated May XX, 2012
10.5	Registration Rights Agreement dated May 24, 2012
10.6	Form of Placement Agent Warrant dated May XX, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2012	LUXEYARD, INC.

	By:	/s/ Braden Richter
Braden Richter
President and Chief Executive Officer

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